SCHEDULE 14A
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                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
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                         Securities Exchange Act of 1934


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Filed by a party other than the Registrant |_|

Check the appropriate box:
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    14a-6(e)(2))
|_| Definitive proxy statement
|_| Definitive additional materials
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                              THE KOREA FUND, INC.
                                   ----------
                (Name of Registrant as Specified in Its Charter)
                               -------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(c)(1) and 0-11.


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    |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
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

    |_| Fee paid previously with preliminary materials.
    |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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                                       2

The following is the text of slides that may be shown to shareholders of the Korea Fund, Inc:

SCUDDER
INVESTMENTS

                              The Korea Fund, Inc.

                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group

Overview

1.   Commitment to Corporate Governance

2.   Deutsche Asset Management's Approach to Investing

3.   Performance Characteristics and Portfolio Performance

Commitment to Corporate Governance

The Fund

o    Investment  Objective:   The  Korea  Fund,  Inc.  seeks  long-term  capital
     appreciation through investment in Korean securities

o    Total Net Assets: $963,644,984 (as of June 30, 2004)

o    Shares Outstanding: 44,701,493

o    NYSE Symbol: KF

o    Expense Ratio: 1.25%

o    Cusip: 50063410

o    Inception Date: 8/29/84

Foreign security markets generally exhibit greater price volatility and are less liquid than the US market. Additionally, this fund focuses its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region and potentially subjecting the fund's shares to greater price volatility.

Corporate Governance - Independence of Board

o    The Fund has always had a majority of outside directors

     >    currently 6 out of 7 directors are independent

o    Only one director is affiliated with the investment manager

     > Vincent Esposito is managing director and head of product development in the Americas for Deutsche Asset Management

o Fund's investment advisory contract continues only if specifically approved annually by the independent directors

o    Wholly independent audit committee and nominating committee

o    Independent directors meet in executive session at every board meeting

Corporate Governance - New Initiatives

o Independent directors have engaged independent consultant to advise them on a wide range of issues

o On May 10, the Board appointed the Chairman of the Committee on Independent Directors to be Chairman of the Board

o The Fund's Board believes its appointment of an independent director as Chairman reaffirms the Board's long-standing commitment to:

     >    Strong, independent oversight of the Fund's operations

     > Progressive governance practices that seek to protect and serve the interests of the Fund and its stockholders

Korea Fund - Addressing the discount

o In 2001, the Board implemented a large special in-kind dividend. The Fund's shareholders received portfolio securities with a market value equal to 10% of the Fund's total net assets at the time.

o    Purchases of fund shares pursuant to Dividend Reinvestment Plan.

          -    2003: $436,037 USD worth of repurchased shares

          -    2004: $155,571 USD worth of repurchased shares

o    Buybacks

          -    2003 & 2004(YTD): $4,170,792 USD repurchased and retired

o In January and February 2004, the Fund successfully conducted a tender offer for 10% of its outstanding shares at a price of 95% of net asset value.

Korea Fund - Addressing the discount

The Fund conducted a tender offer as a result of the Board's special review, initiated in April 2003, of alternatives to enable shareholders to receive value near NAV for at least a portion of their shares.

o The tender offer was for up to 10% of the Fund's outstanding shares at a price equal to 95% of NAV.

o The Fund accepted 4.97 million shares at a price of $21.91 per share. On a pro rata basis, tendering round lot shareholders sold 16% of shares tendered.

o The Board approved a program of making additional repurchase offers, one in the first quarter of 2005 and one in the first quarter of 2006, if the Fund's shares trade at a 15% discount over a measuring period.

The Board Considers the Interests
of All Stockholders

o    The Board seeks to treat all stockholders fairly and equally

o    Harvard seeks to terminate the Fund's investment advisory contract

o    City of London is asking shareholders to vote for its director nominees

o Harvard and City of London may have different interests from those seeking long-term capital appreciation through investment in Korean securities

Harvard's Arbitrage and Hedging Activities

o "We look for mispricings among similar securities, arbitrage-type situations." - President of Harvard's investment manager, 2003

o Harvard essentially told the Fund's Board in December 2003 that, to the extent that the Fund invested in smaller cap stocks rather than index stocks, such investments would cause "tracking errors" in Harvard's hedging strategies

o Harvard has suggested that the Fund approve a tender offer for 50% or more of the Fund's shares or become an interval fund. These strategies might help Harvard's arbitrage and hedging strategies - but could hurt the Fund and its stockholders by causing:

     >    Downward pressure on Fund NAV from sales of portfolio securities

     >    Likely material increase in the Fund's expense ratio

     >    Possible increased capital gains distributions

     >    Smaller public float and liquidity of Fund shares

Harvard: Risk of Terminating Fund's Manager

o Fund's independent directors believe few investment managers can compare with DeAM in Korean stock research and selection capabilities

o No assurance that a new manager could provide the strong performance DeAM has achieved

o    Terminating advisory agreement:

          >    won't eliminate the discount

          >    far more likely to harm Fund and stockholders by :

                    > disrupting investment process, which would likely harm investment performance

                    >    causing significant additional expenses to Fund

City of London: Interest in Arbitrage Opportunities

o 2002: City of London helped pressure Asia Tigers Fund to adopt an interval-fund structure

o    2003: City of London helped pressure India Growth Fund to liquidate

City of London's Nominees

Julian Reid
-----------

o    CEO of 3a Asset Management Ltd., a Mauritius company

o    Chairman, President and director of Saffron Fund, which is being liquidated

o Director of JF China Region Fund, which has shrunk in size through large repurchases of shares. Expense ratio for 2003: 2.54%

Christopher Russell
-------------------

o No indication in City of London materials on nominees that Mr. Russell or Mr. Reid has managed or been a director of a fund investing primarily in Korea

Corporate Governance:

The Fund's Experienced Directors

o Each of the Fund's candidates has the experience needed to represent the best interests of all of the Fund's shareholders

          o Susan Kaufman Purcell. Vice President of the Council of the Americas and the Americas Society. Formerly Senior Fellow at the Council on Foreign Relations, member of the U. S. Department of State Policy Planning Staff and professor at UCLA and at Columbia. Independent director since 2001

          o Vincent J. Esposito. Managing Director of Deutsche Asset Management. Only Fund director affiliated with Fund's manager. Over 20 years of professional experience developing and building investment products and establishing global joint ventures and new business opportunities in asset management

Deutsche Asset Management's Approach to Investing

Korea Fund

o    Scudder Investments has managed Fund since inception in August 1984

o    John Lee has been Portfolio Manager for over 14 years

o    Licensed by Korean Government - transaction tax savings

o    Strong DeAM aftermarket support from closed-end fund department

     >    Shareholder Communications

               -    Institutional shareholder visits

               -    Website providing monthly updates

               -    Dedicated shareholder service line

     >    Public Relations

               -    Press Articles

               -    Industry Forums

Investment Philosophy & Process


          Korea Equity Team(1) - Market Knowledge and Strong Teamwork

                        ---------------------------------
                       |         John J. Lee -           |
                       |    Lead Portfolio Manager,      |
                       |           Korea PST(2)          |
                        ---------------------------------          -------------------------------
                                        |                         |    Andrew K. Dong, Ph.D. -    |
                                        |------------------------ | Director of Private Investment|
                                        |                          -------------------------------
                        ---------------------------------
                       |       Chang-Geun Nam - PM       |
                       |       Economics, Strategy       |         ------------------------------
                       |Portfolio Construction, Korea PST|        |       Chong-Hak Park -       |
                        ---------------------------------         |    Investment Specialist     |
                                        |                          ------------------------------
                                        |------------------------ |   - Quantitative Analysis    |
                                        |                         |   - Investment Communications|
                                        |                           ------------------------------
                                        |
                --------------------------------------------------------------------------------------------------
               |                                                                                                  |
 -----------------------------   ----------------------------   -------------------------------   -----------------------------
|   O-Jin Kwon - PM/Analyst   | |        Hong-Suk Kim -      | |           Gia Hwang -         | |          Joo-Yon Hong -     |
|        Korea PST            | |           Analyst          | |             Analyst           | |             Analyst         |
|-----------------------------   ----------------------------   -------------------------------   -----------------------------
| - Small & Medium Cap stocks | | - Sector Coverage          | | - Sector Coverage             | | - Small & Medium Cap stocks |
|                             | |  o Automobiles & Components| |     o Consumer goods / Retail | |                             |
|                             | |  o Capital goods           | |     o Media/Software          | |                             |
|                             | |  o Materials               | |     o Telecom service         | |                             |
|                             | |  o Technology Hardware     | |     o Financials              | |                             |
 -----------------------------   ----------------------------   ------------------------------   -----------------------------

(1)  See slide 27

(2)  PST is portfolio sector team

DeAM: a focused approach to investing

We believe that an approach targeting long-term strong performance incorporates:

Consistency of people, process                        Leads to expectation
and performance                  ---------------->    of long-term  strong
                                                      performance potential

o    Investment team with disciplined process

o    Proprietary fundamental research

o    Deep quantitative resources

o    Rigorous risk management

Investment philosophy and goal

Philosophy

o We believe that long-term market outperformance can be achieved by investing in a growth portfolio focused on:

          >    High quality companies

          >    Undiscovered opportunities

          >    Risk management

          >    Solid financials

Goal

o Provide stockholders competitive returns that outperform the benchmark (KOSPI) over a
     1, 3, 5 and 10-year period


The fund's manager seeks to achieve this goal, but there can be no assurance that it will be achieved.

--------------------------------------------------------------------------------
Investment Philosophy & Process
--------------------------------------------------------------------------------

                   Disciplined Investment Process - Overview

           |
           |
1600 ------|    ----------------------
           |   |  Identify potential  |
           |   | investment universe  |
           |   |                      |
           |   |   Utilize global     |   ----------------
150 -------|   |        network       |  |                |
           |   |                      |  |                |
           |   |     Quantitative     |  | Company visits |
           |   |screening for relative|  |                |
           |   |      valuation       |  | Earnings model |   --------------------
100 -------|   |                      |  |                |  |                    |
           |   | Liquidity screening  |  |Internal ratings|  | Security Selection |   -----------------
           |   |                      |  |                |  |    Risk analysis   |  |    Portfolio    |
           |   |                      |  |                |  |                    |  |  construction   |
           |   |                      |  |                |  |                    |  |                 |
           |    ----------------------    ----------------    --------------------    -----------------
            --------------------------------------------------------------------------------------------
                                                   ^
                                                   |
                                                   |
---------------------------------------------------------------------------------------------------------------
  Utilizing research information of Global Network (New York, London, Frankfurt, Tokyo, Singapore, Sydney etc.)
---------------------------------------------------------------------------------------------------------------


Investment Philosophy &  Process

Disciplined Investment Process  - Overview 2



                        BROAD                  Stage I
                      UNIVERSE
                                ---------------->
           |            (KSE,
           |           KOSDAQ)                                       Stage II
1600 ------|    ----------------------
           |   |  Identify potential  |        Research
           |   | investment universe  |        Universe ---------------->
           |   |                      |subject to rigorous research
           |   |   Utilize global     |   ----------------
150 -------|   |        network       |  |                |                             Stage III
           |   |                      |  |                |
           |   |     Quantitative     |  | Company visits |      Narrow Universe ------------>
           |   |screening for relative|  |                | Fair Value > Current Price
           |   |      valuation       |  | Earnings model |   --------------------
100 -------|   |                      |  |                |  |                    |    Fund Portfolio
           |   | Liquidity screening  |  |Internal ratings|  | Security Selection |   -----------------
           |   |                      |  |                |  |    Risk analysis   |  |    Portfolio    |
           |   |                      |  |                |  |                    |  |  construction   |
           |   |                      |  |                |  |                    |  |                 |
App. No. of|    ----------------------    ----------------    --------------------    -----------------
stocks      --------------------------------------------------------------------------------------------
                                                   ^
                                                   |
                                                   |
---------------------------------------------------------------------------------------------------------------
  Utilizing research information of Global Network (New York, London, Frankfurt, Tokyo, Singapore, Sydney etc.)
---------------------------------------------------------------------------------------------------------------


Portfolio Characteristics and Investment Performance

                        Investment Performance - 6/30/04

-------------------------------------------------------------------
                        KF Market       KF(a)           KOSPI(b)
                         Price           NAV             Index
-------------------------------------------------------------------
  YTD                     2.72%         2.52%             .48%
(Cumulative)
-------------------------------------------------------------------
  1 Year                 27.66%        24.15%           21.67%
-------------------------------------------------------------------
  3 Year                 24.18%        21.18%           15.88%
-------------------------------------------------------------------
  5 Year                  9.47%         8.58%           -1.29%
-------------------------------------------------------------------
 10 Year                  1.97%         5.07%           -5.22%
-------------------------------------------------------------------
 Inception               12.79%        13.98%             N/A
 (8/29/84)
-------------------------------------------------------------------

Past results are not necessarily indicative of future performance of the fund. Investment return and principal value will fluctuate, therefore current performance may be lower or higher than the figures shown.

                        Investment Performance - 6/30/04

-------------------------------------------------------------------
                        KF Market        KF           MSCI Korea(c)
                         Price           NAV             Index
-------------------------------------------------------------------
  YTD                     2.72%         2.52%            1.03%
(Cumulative)
-------------------------------------------------------------------
  1 Year                 27.66%        24.15%           26.78%
-------------------------------------------------------------------
  3 Year                 24.18%        21.18%           22.81%
-------------------------------------------------------------------
  5 Year                  9.47%         8.58%            3.47%
-------------------------------------------------------------------
 10 Year                  1.97%         5.07%             N/A
-------------------------------------------------------------------

Past results are not necessarily indicative of future performance of the fund. Investment return and principal value will fluctuate, therefore current performance may be lower or higher than the figures shown.

                          KF Relative to MSCI - 6/30/04

--------------------------------------------------------------------------------
            3 Years                                  Kore Fund
        Relative to Benchmark                   MSCI Korea (Annualized)
--------------------------------------------------------------------------------

Alpha^1                                                  (.17)%
--------------------------------------------------------------------------------
Standard Deviation^2 of KF                              28.35%
--------------------------------------------------------------------------------
Standard Deviation^2 of Benchmark                       31.61%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
           10 Years                                  Kore Fund
        Relative to Benchmark                   MSCI Korea (Annualized)
--------------------------------------------------------------------------------
Alpha                                                    3.84%
--------------------------------------------------------------------------------
Standard Deviation^2 of KF                              41.23%
--------------------------------------------------------------------------------
Standard Deviation^2 of Benchmark                       47.52%
--------------------------------------------------------------------------------

1) A measure of selection risk (also known as residual risk) of a fund in relation to the market. A positive alpha is the extra return awarded to the investor for taking a risk, instead of accepting the market return

2) Standard Deviation. A measure of the degree to which an individual probability value varies from the distribution mean.
     The higher the number, the greater the risk.
     Past performance is no guarantee of future results.


Source: Deutsche Investment Management Americas Inc.

Peer Group Comparison - 6/30/04

--------------------------------------------------------------------------------
            1 Year        3 Year       5 Year        10 Year         Expense
             NAV           NAV          NAV           NAV            Ratio %
--------------------------------------------------------------------------------
KF          24.15%        21.18%        8.58%        5.07%            1.256
--------------------------------------------------------------------------------
KEF         26.44%        17.59%       -2.14%       -5.79%            2.310
--------------------------------------------------------------------------------
Matthews    24.10%        24.87%        6.01%         N/A             1.640
 Korea
(MAKOX)
--------------------------------------------------------------------------------
Fidelity    18.57%        15.90%       -1.64%         N/A             2.750
 Korea
(FAKAX)
--------------------------------------------------------------------------------

Past results are not necessarily indicative of future performance of the fund. Investment return and principal value will fluctuate, therefore current performance may be lower or higher than the figures shown. Important information about comparisons on next slide.

Source: Bloomberg, Statestreet, Matthews International Capital Management, LLC & Fidelity Advisors

Important Notes:

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividend and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price. Index assume reinvestment of distributions and are not available for direct investment.

(b) KOSPI is a capitalization-weighted index of all common shares on the Korea Stock Exchanges. Index returns assume reinvestment of all dividends and unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

(c) The MSCI Korea Index is a capitalization weighted index that monitors the performance of stocks from the country of Korea. Index assumes reinvestment of distributions and are not available for direct investment.

Past results are not necessarily indicative of future performance of the fund. Investment return and principal value will fluctuate, therefore current performance may be lower or higher than the figures shown. Net Asset Value (NAV) is total assets less total liabilities divided by the number of shares outstanding.

Notes on Slide 20:

KF and KEF [The Korea Fund and The Korean Equity Fund] are closed-end funds. Fidelity Korea and Matthews Korea Funds are open- end funds sold by prospectus only. Fidelity Korea is distributed by Fidelity Management & Research Company. Matthews Korea Fund is distributed by Matthews International Capital Management, LLC.

The Funds were included in the comparison because they are like investment vehicles. The sampling of competitor funds is limited therefore open-end funds within the industry were added. Presently, these funds are the most comparable funds to The Korea Fund. Please be advised that certain differences between the funds do exist such as investment objective, investment strategy, management, and expense ratios. An investor should take these factors into consideration before making an investment decision. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. The number of shares will change only at the direction of management. Shares can be increased through the issuance of new shares in conjunction with an offering or through shareholder reinvestment of dividends into the fund. Shares can be reduced when they are repurchased in conjunction with a stock repurchase program or tender offer. Further, open-end funds need to maintain a cash position for redemptions, therefore, portfolio managers must manage redemptions and inflows.

Portfolio Composition by Market Cap - 6/30/04

--------------------------------------------------------------------------------
Market Cap Breakdown                      KF                 MSCI Korea
       (%MV)
--------------------------------------------------------------------------------
Greater than $25.0B                     15.68%                  34.03%
--------------------------------------------------------------------------------
$10.B - $25.0B                          15.68%                  18.02%
--------------------------------------------------------------------------------
$5.0B - $10.0B                           9.81%                  14.88%
--------------------------------------------------------------------------------
$1.0B - $5.0B                           30.18%                  26.13%
--------------------------------------------------------------------------------
$500M - $1.0B                            8.46%                   5.41%
--------------------------------------------------------------------------------
$250M - $500M                            6.44%                   1.54%
--------------------------------------------------------------------------------
Less than $250M                         12.80%                   0.00%
--------------------------------------------------------------------------------
Not Available                            1.05%                   0.00%
--------------------------------------------------------------------------------
Total                                   100.0%                  100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Size Factors                          KF                  MSCI Korea
--------------------------------------------------------------------------------
Wtd Avg Mkt Cap ($MM)                   14,862                  28,310
--------------------------------------------------------------------------------
Median Mkt Cap ($MM)                       377                   1,159
--------------------------------------------------------------------------------

Portfolio composition is subject to change         Source: Deutsche Investment Management Americas Inc.

--------------------------------------------------------------------------------
Return on Small Cap Stocks as of 12/03
--------------------------------------------------------------------------------

Small Cap Stocks purchased by The Korea Fund significantly outperformed in 2003

In 2003 10 small cap stocks held by the Fund overwhelmingly outperformed the Fund's overall return

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

            91.79%                  24.00%                   25.20%
        Ten small caps          x-Ten small caps           Total Fund
           Wgt=2%                   Wgt=98%                 Wgt=100%

** Note that the return attribution here excluded the cash flows from cash and cash-equivalents and other relevant expenses which may have resulted in higher returns.

This example is for illustrative purposes only and is intended to illustrate how the performance of the small cap holdings contributed to the Fund's overall performance. It is management's goal to transition the portfolio more heavily into the small cap sector. Given the volatility and higher risks associated with small cap stocks, there is no guarantee that such results will be repeated.

10 stocks having a market cap of less than 8 bn when purchased by The Korea
Fund.
X-10 stocks are the remaining holdings except for small cap stocks purchased by the Fund in 2003

Past results are not necessarily indicative of future performance of the fund. Investment return and principal value will fluctuate, therefore current performance may be lower or higher than the figures show

Source: Deutsche Investment Management Trust Company Limited.

STOCK SELECTION

Internet Auction - Market Capitalization $ 1,049,312,714
--------------------------------------------------------------------------------

Investment Rationale
--------------------

o    Korea's leading online marketplace with dominant market share in Korea

o    Continuous growth : revenue growth for the past 5 years was about 80%.

o High entry barrier : economies of scale and its strong customer base keep its potential competitors from entering the market



Valuation Indicators
--------------------

04E P/E: 30.9x

04E EV/EBITDA: 19.7x

Estimates made as of Dec. 2003 by Deutsche Asset Management analyst and may not come to fruition. Holding equals 0.8% of total portfolio.

--------------------------------------------------------------------------------
                                    Revenue
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


 9.0    23.9    36.6    62.4    100.4

2000    2001    2002    2003    2004E


--------------------------------------------------------------------------------
                                   Net Income
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-12.7   -7.6    5.9     18.8    24.4

2000    2001    2002    2003    2004E

Source: Deutsche Investment Management Trust Company Limited.          Past performance is no guarantee of future results

STOCK SELECTION

Dong Kuk Steel Mill - Market Capitalization $ 489,755,414
--------------------------------------------------------------------------------

Investment Rationale
--------------------

o One of the largest electric-arc- furnace steel manufacturers in Korea with domestic M/S of over 40%.

o Improving profitablity due to global supply shortage caused by China's excessive demand.

o Suprior fundamentals : Both ASP and production volume should boost the profit margin in 2004, increasing net profits by 30%.

Valuation Indicators
--------------------

Y04E P/E:  4.1x (36% discount to our
universe material sector P/E)

--------------------------------------------------------------------------------

                            Net Profit on Investment

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

         ROE            ROA             ROC

1994     7.3%           3.0%            6.2%
1995     4.9%           1.9%            7.0%
1996    18.2%           6.2%           11.4%
1997    10.4%           2.7%            2.7%
1998     7.6%           2.6%            7.6%
1999     4.6%           2.0%            9.2%
2000   -12.5%          -5.0%           -2.0%
2001     1.3%           0.5%            4.9%
2002     7.6%           3.1%            8.9%
2003    11.3%           4.5%           11.3%

Estimates made as of Dec. 2003 by Deutsche Asset Management analyst and may not come to fruition. Holding equals 0.8% of total portfolio.


Source: Deutsche Investment Management Trust Company Limited.          Past performance is no guarantee of future results

--------------------------------------------------------------------------------
STOCK SELECTION
--------------------------------------------------------------------------------

Korean Re - Market Capitalization $ 386,542,420

Investment Rationale
--------------------

o The sole dominant reinsurance company in Korea (M/S of about 70%) and also one of the biggest reinsurance companies in Asia.

o Top line growth has remained steady and stronger than other Korean non-life insurance companies

o Underwriting profitability has continued to improve : The accumulated net profit for the past 5 years was KRW185 billion while the total for the past 35 years was KRW 79 billion.

o    Valuation Indicators
     --------------------

      04E Adjusted ROE: 17%
      04E Adjusted BV: 0.8x
--------------------------------------------------------------------------------

Small globally, but largest reinsurer in Asian ex-Japan market
--------------------------------------------------------------

                             --------------------------------------------------------------------
Global reinsurance ranking    Net Premiums written Expense Ratio (%) Loss Ratio (%) Pretax op inc
(USD mn.)                               2002             2002           2002             2002
-------------------------------------------------------------------------------------------------
1 Munich Re Group                       24,924           26.6           95.8           (4,001)
2 Swiss Re Group                        21,600           27.0           77.0              397
3 Berkshire Hathaway Re                 13,083           25.0           82.0               na
4 Hannover Re Group                      8,526           16.9           77.9              328
5 Employers Re Group                     7,892           33.0          119.0           (2,907)
6 Lloyd's                                6,809           36.3           62.3            1,338
7 SCOR Re Group                          4,693           26.0           91.0             (350)
8 Allianz Re Group                       4,585           28.2           79.0             (627)
9 Gerling Global Re                      4,463           29.8           90.4             (587)
10 XL Re Group                           3,544           16.1           84.8                na
11 Converium Re Group                    3,322           25.3           77.8                68
12 Partner Re Group5                     2,655           28.6           69.3               200
13 Everest Re Group                      2,638           27.3           71.7               312
14 AXA Re Group                          2,572           27.2           88.1              (247)
15 Transatlantic Re Group                2,500           26.5           75.8               194
16 London Re Group                       2,487           37.4           74.0                 1
17 Millea Insurance Group                2,455             na             na                na
18 Reinsurance Group of America          1,981           19.8           77.7               209
19 Sompo Japan Insurance Group           1,525           33.9           55.0               315
20 Odyssey Re Group                      1,477           30.2           69.1               119
21 Mitsui Sumitomo Insurance             1,399           33.4           54.2               398
22 ACE Tempest                           1,307           30.3           47.8               398
23 Aioi Insurance Group                  1,219           35.3           60.1              (134)
24 Toa Re Group                          1,161             na           59.3                (8)
-------------------------------------------------------------------------------------------------
25 Korean Re                             1,161           29.8           65.2                66
-------------------------------------------------------------------------------------------------
26 Caisse Centrale de Reassurance        1,030            8.7           64.5               118
27 RenaissancRe Holdings                   924           19.0           38.1               365
28 OBE Re Group                            862           30.1           67.6               261
29 Endurance Specialty Holdings            765           30.9           55.3               406
30 St. Paul Re Group2                      751           30.7           72.1                na

Source: Standard & Poor's, Global Reinsurance Highlights, 2003 edition

Estimates made as of Dec. 2003 by Deutsche Asset Management analyst and may not come to fruition. Holding equals 0.3% of total portfolio
Past performance is no guarantee of future results

--------------------------------------------------------------------------------
STOCK SELECTION
--------------------------------------------------------------------------------

Hotel Shilla - Market Capitalization $ 175,687,285

--------------------------------------------------------------------------------

Investment Rationale
--------------------

o Well-recognized hotel brand in Korea : No.2 market share of about 23% following Lotte (unlisted)

o Favorable business environment : Beneficiary of Japan's economic recovery, introduction of 5 day work week and the "Well-being" trend.

o Deep discount to NAV despite comparable dividend and ROE profiles to regional peers.

o    Valuation Indicators
     --------------------

     04E P/B: 0.5x


Operating Income by Division

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA

        Hotel
        Duty Free
        Others                  Total Net Income
        ------                  ----------------

'99     48.2                        14.7
'00     57.9                        15.3
'01     44.5                        10.0
'02     16.9                         6.5
'03     21.4                        10.1


                             Large discount to NAV

                        Premium         2003            2003            2004
                      to 2004 NAV   Dividend Yield       ROE            ROE ^E
--------------------------------------------------------------------------------
Hotel Shilla              -50%          3.7%             2.4%           3.3%
--------------------------------------------------------------------------------

New World Dev (HK)      -53.1%          2.0%            -4.2%           2.5%

Great Eagle (HK)        -27.2%          1.1%             3.1%           3.0%

HK Land (HK)             28.0%          3.2%             3.7%           3.8%

--------------------------------------------------------------------------------
HK Sample Average       -17.4%          2.1%             0.9%           3.1%
--------------------------------------------------------------------------------

Estimates made as of Dec. 2003 by Deutsche Asset Management analyst and may not come to fruition. Holding equals 0.3% of total portfolio


Source: Deutsche Investment Management Trust Company Limited.          Past performance is no guarantee of future results

--------------------------------------------------------------------------------
Team Profile
--------------------------------------------------------------------------------

o John J. Lee, a Managing Director of Deutsche Investment Management Americas Inc., is a member of the Global Equity Group, focusing on investment in Korea. Mr. Lee is the Lead Portfolio Manager for The Korea Fund, - Korea Equity Fund, Korea Investment Fund and the Hangkang Restructuring Fund. Mr. Lee, a Certified Public Accountant, joined the firm in 1991 from KPMG Peat Marwick. He studied Economics at Yonsei University in Seoul, Korea from 1978 to 1980 and received a B.S. degree in Accounting from New York University in 1985. He is a member of the American Institute of Certified Public Accountants.

o Chang-Geun Nam, CFA, graduated from Seoul National University with B.A. of Economics and did his master's work at New York University. He completed Ph.D. program in economics in Princeton University. Chang-Geun joined Zurich Scudder Investments Korea (ZSIK) in December 2000. ZSIK was subsequently acquired by Deutsche Asset Management in April 2002. He heads up the domestic Korean equity team and supervises research for Korean equities. He is a member of the Korea Portfolio Selection Team. Prior to joining Zurich Scudder, he served as Senior Economist and Head of Research for Daewoo Securities for over 2 years. Before that, he worked for structured products division of Daewoo Securities for 3 years.

o O-Jin Kwon, graduated from Sungkyunkwan University with B.A. of Business Administration. O-Jin joined Zurich Scudder Investments Korea (ZSIK) in September 2001 as equity portfolio manager. ZSIK was subsequently acquired by Deutsche Asset Management in April 2002. He is currently covering listed Korean Equity stocks, focusing on small and mid-small cap stocks. He is a member of the Korea Portfolio Selection Team. Prior to joining Zurich Scudder, he worked for Daewoo Capital Management as an Equity Research Analyst to support the Korea Fund and the Hankang Restructuring Fund for 7 years.

o Chong-Hak Park, graduated from Sogang University with B.A. in Economics and received MBA and MS in Statistics with specialization in computational finance from Purdue University. He spent about seven years working at Korea Investment Trust Company as a research analyst of International Business Division and about three years at SEI Investments/SEI Asset Korea as investment strategist & quantitative investment analyst. Chong-Hak joined Deutsche Asset Management in 2003 as an investment specialist and Risk & Quantitative Analyst. Chong-Hak is a Chartered Financial Analyst.

o Hong-Suk Kim, graduated from Michigan State University with B.A. in Accounting and received MBA of International Business in Helsinki School of Economics. Hong-Suk joined Zurich Scudder Investments Korea (ZSIK) in December 2000 as equity research analyst. ZSIK was subsequently acquired by Deutsche Asset Management in April 2002. He is currently covering Korean equities. Before joining Scudder, Hong-Suk worked in Deloitte Touche Thomatsu as an assistant manager for one year. He also has 3 years experience in management consulting.

o Gia Hwang, holds a bachelor's degree in Business Administration and an MBA with concentration on international finance both from Seoul National University. She is currently covering Korean equities. Prior to joining Deutsche Asset Management in Aug 2002, she worked for Franklin Templeton Investments, Korea for 3 years as equity/credit analyst. She is a CFA and Financial Risk Manager certified by the Global Association of Risk Professionals.

o Joo-Yon Hong, holds a bachelor's degree in Business Administration from Hankuk University of Foreign Studies. Prior to joining Deutsche Asset Management in Oct. 2002, she worked for Asian Strategic Partners Investment Management. She also has experience at Aurthur Andersen (currently Anjin Deloitte LLC) in the auditing department.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.


Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

     Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc.,Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Trust Americas and Scudder Trust Company.

The opinions and forecasts expressed are those of the investment team as of 6/18/2004, and may not actually come to pass. This information is subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any specific security.

Performance assumes reinvestment of dividends and capital gain.

                        For More Information Please call:

                                  800-349-4281

                                       Or

                  Visit us on the web at http;//cef.scudder.com

This presentation is provided for informational purposes only and is not intended for trading purposes. (32132)

Additional Information


For information on the identity of potential participants (as defined in Instruction 3 to Item 4 of Section 240.14a-101 of the Securities Exchange Act of
1934) who may be soliciting proxies in connection with the Fund's annual meeting on October 6, 2004 and a description of their interests, by security holdings or otherwise, please see Exhibit A of the Schedule 14A filed by the Korea Fund, Inc. with the Securities and Exchange Commission on July 20, 2004.


The Company intends to mail a proxy statement to its shareholders on or about August 20, 2004 in connection with its 2004 annual meeting. Investors of the Company are urged to read the proxy statement when it becomes available because it will contain important information about the Company. Investors and security holders may obtain a free copy of the proxy statement (when it is available) at the SEC's web site at www.sec.gov. A free copy of the proxy statement may also be obtained from the Company. In addition to the proxy statement, the Company files annual and quarterly reports, proxy and information statements, and other information with the SEC. Investors may read and copy any of these reports, statements, and other information at the SEC's public reference room located at 450 5th Street, N.W., Washington, D.C., 20549, or any of the SEC's other public reference rooms located in New York. Investors should call the SEC at 1-800-SEC-0330 for further information on these public reference rooms. These SEC filings are also available for free at the SEC's web site at www.sec.gov. A free copy of these filings may also be obtained from the Company.